UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2023
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Belden Inc. (the “Company”) has named Ashish Chand, formerly the Company’s Executive Vice President, Industrial Automation, as President and Chief Executive Officer and as a member of the Board, effective immediately. Dr. Chand succeeds Roel Vestjens, who resigned as President and Chief Executive Officer and a member of the Board, effective as of February 22, 2023.

Dr. Chand was appointed Executive Vice President, Industrial Automation in July 2019. Prior to that, he served as Managing Director, APAC from August 2017 to June 2019. Dr. Chand joined the Company in 2002 and has assumed positions of increasing responsibility in sales and marketing, operations, business development and general management since that time. Prior to joining the Company, Dr. Chand had experience in the oil and gas and non-ferrous metals segments.

In connection with Dr. Chand’s election as President and Chief Executive Officer, his annual base salary was set at $900,000, his target annual cash incentive was set at 120% of base salary and his target long term incentive was set at 400% of base salary. He will continue to receive the $250,000 housing allowance that was previously in place.

Item 8.01. Other Events

A copy of the press release announcing the matters referenced in Item 5.02 is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished herewith pursuant to Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 23, 2023

104	Cover page (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: February 23, 2023	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary